SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 2002


                      INTERNATIONAL COSMETICS MARKETING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   FLORIDA                         0-27833                     65-0598868
---------------                 ------------               -------------------
(STATE OR OTHER                 (COMMISSION                   (IRS EMPLOYER
JURISDICTION OR                 FILE NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


                6501 NORTHWEST PARK OF COMMERCE BLVD., SUITE 205
                            BOCA RATON, FLORIDA 33487
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (561) 999- 8878
                                                          ----------------


                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

EFFECTIVE FEBRUARY 28, 2002, INTERNATIONAL COSMETICS MARKETING CO. (THE "COMPANY") AND MR. SONNY SPODEN MUTUALLY AGREED TO TERMINATE MR. SPODEN'S EMPLOYMENT AS CHIEF FINANCIAL OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY. THE COMPANY HAS RETAINED MR. SPODEN AS A FINANCIAL CONSULTANT.

EFFECTIVE MARCH 16, 2002, MARK A. PINVIDIC WAS APPOINTED BY THE BOARD OF DIRECTORS AS PRESIDENT, ACTING CHIEF FINANCIAL OFFICER, AND A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY. MR. PINVIDIC HAS MORE THAN 24 YEARS EXPERIENCE IN CONSUMER PRODUCTS MARKETING, MERCHANDISING, CORPORATE AFFAIRS AND COMMUNICATIONS, AND PUBLIC RELATIONS. FROM 1989 THROUGH TO 1996, MR. PINVIDIC WAS PRESIDENT AND OWNER OF HARPP INDUSTRIES, INC., A CONSUMER PRODUCTS MARKETING COMPANY. IN 1994, MR. PINVIDIC CO-FOUNDED, AND WAS A DIRECTOR OF KNOWELL THERAPEUTIC TECHNOLOGIES, INC.; A COMPANY FORMED AROUND A REVOLUTIONARY ANTI-CARIES DRUG. HE WAS A MARKETING CONSULTANT FOR THAT COMPANY UNTIL DECEMBER 1997. SINCE JANUARY 1998 AND UP TO HIS APPOINTMENT BY THE COMPANY, MR. PINVIDIC HAS WORKED ON CONSUMER PRODUCT DEVELOPMENT THROUGH HIS PRIVATE COMPANY, PINVIDIC COMMUNICATIONS.

THE COMPANY ENTERED INTO A THREE-YEAR CONTRACT WITH MR. PINVIDIC, WITH A BASE COMPENSATION OF $100,000 PER YEAR AND ENTITLEMENT TO PARTICIPATE IN THE COMPANY'S BENEFITS PROGRAM. THE ANNUAL SALARY IS SUBJECT TO CHANGE, AS DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS, BASED ON THE COMPANY'S PERFORMANCE AND ADJUSTMENTS COMMENSURATE WITH INDUSTRY STANDARDS. IN ADDITION, MR. PINVIDIC HAS BEEN GRANTED INCENTIVE STOCK OPTIONS IN ACCORDANCE WITH THE COMPANY'S 1997 STOCK OPTION PLAN TO PURCHASE 450,000 SHARES OF THE COMPANY'S COMMON STOCK. 225,000 STOCK OPTIONS EXERCISABLE AT $ 1.10 AND 225,000 STOCK OPTIONS EXERCISABLE AT $1.50 PER SHARE VESTING OVER THREE (3) YEARS.

EFFECTIVE MARCH 16, 2002, MR. NICO P. PRONK, A MEMBER OF THE COMPANY'S BOARD OF DIRECTORS AND PRINCIPAL SHAREHOLDER, TERMINATED HIS POSITION OF ACTING PRESIDENT.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         INTERNATIONAL COSMETICS MARKETING CO.


                                         BY:    /s/ MARK PINVIDIC
                                                ------------------------------
                                                    PRESIDENT AND DIRECTOR

                                         BY:    /s/ NICO P. PRONK_________
                                                ------------------------------
                                                    DIRECTOR

DATED:  APRIL 18, 2002